EXHIBIT I

                               SUBJECT TO REVISION
                    SERIES TERM SHEET DATED OCTOBER 25, 1996

                           $200,000,000 (Approximate)

                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
                 REMIC Pass-Through Certificates, Series 1996-1

        $189,000,000 (Approximate) 7 3/4% Senior Class A CitiCertificates $4,000,000 (Approximate) 7 3/4% Senior Subordinated Class M CitiCertificates
      $7,000,000 (Approximate) 7 3/4% Subordinated Class B CitiCertificates

                     --------------------------------------

      THE CITICERTIFICATES REPRESENT OWNERSHIP INTERESTS IN THE TRUST (THE "TRUST") ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF CMSI, CMI,
       CITIBANK, ANY OTHER AFFILIATE OF CMSI OR OF THEIR ULTIMATE PARENT, CITICORP. NEITHER THE CITICERTIFICATES NOR THE UNDERLYING MORTGAGES ARE INSURED OR GUARANTEED BY THE UNITED STATES FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
                 OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

   THIS SERIES TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT TO THE SERIES 1996-1 CITICERTIFICATES; HOWEVER, THIS SERIES TERM SHEET
DOES NOT CONTAIN COMPLETE INFORMATION WITH RESPECT TO THE OFFERING OF THE SERIES
   1996-1 CITICERTIFICATES. THE INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE
     PROSPECTUS. ADDITIONAL INFORMATION WILL BE CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. PURCHASERS ARE URGED TO READ THE PROSPECTUS
                           SUPPLEMENT AND PROSPECTUS.

       THIS SERIES TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE
   SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF
     ANY SUCH STATE. SALES OF THE SERIES 1996-1 CITICERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THE PROSPECTUS SUPPLEMENT
                               AND THE PROSPECTUS.

                     --------------------------------------





                      Underwriters of the CitiCertificates

                          Donaldson, Lufkin & Jenrette
                             Securities Corporation


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                             SUMMARY OF SERIES TERMS

      This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement and the Prospectus and by the terms and provisions of the Pooling and Servicing Agreement to be dated as of December 1, 1996 between Citicorp Mortgage Securities, Inc. ("CMSI" or the "Issuer") and The Bank of New York, as Trustee (the "Pooling Agreement").

Securities Offered..............        Citicorp Mortgage Securities,  Inc.,
                                        Senior Class A REMIC Pass-Through
                                        Certificates,  Series  1996-1 (the
                                        "Class A CitiCertificates").  The  Class
                                        A CitiCertificates are expected to be
                                        issued in  subclasses  designated as
                                        Class A-1, Class A-2, etc.  (each,  a
                                        "Class A Subclass"). The priorities  of
                                        payment of distributions on the Class A
                                        Subclasses will be described in the
                                        Prospectus Supplement.

                                        Citicorp Mortgage Securities, Inc.,
                                        Senior Subordinated Class M REMIC Pass-
                                        Through Certificates, Series 1996-1 (the
                                        "Class M CitiCertificates"). The Class
                                        M CitiCertificates are expected to be
                                        issued as a single class.

                                        Citicorp Mortgage Securities, Inc.,
                                        Subordinated Class B REMIC Pass-Through
                                        Certificates, Series 1996-1 (the "Class
                                        B CitiCertificates" and, together with
                                        the Class A and the Class M
                                        CitiCertificates, the
                                        "CitiCertificates"). The Class B
                                        CitiCertificates are expected to be
                                        issued in subclasses designated as Class
                                        B-1, Class B-2, etc. (each, a "Class  B
                                        Subclass"). This Series Term Sheet does
                                        not relate to, and should not be used as a basis for information on, any Class B Subclass that is to be rated in a category lower than "BBB". See "---- Certificate Ratings" below.

                                        Each CitiCertificate represents an
                                        undivided beneficial ownership interest
                                        in the trust (the "Trust") to be created under the Pooling Agreement, the property of which will consist of a pool of assets comprised primarily of the Mortgage Loans conveyed to such Trust by the Issuer. The rights of holders of Class B CitiCertificates to receive distributions will be subordinated to the rights of holders of the Class A and the Class M CitiCertificates to the extent described in the Prospectus Supplement. The rights of holders of Class M CitiCertificates to receive distributions will be subordinated to the rights of holders of the Class A CitiCertificates to the extent described in the Prospectus Supplement.

                                        Each Class A and Class M CitiCertificate will qualify at issuance as a "mortgage related security" within the


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                                        meaning of the Secondary Mortgage Market
                                        Enhancement Act of 1984  ("SMMEA") and
                                        will retain such qualification so long
                                        as it is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization. The Class B CitiCertificates will not constitute "mortgage related securities" within the meaning of SMMEA.

                                        In addition to the CitiCertificates, the REMIC Pass-Through Certificates, Series 1996-1, will include one class of Residual Certificates representing the residual interest in the REMIC.

                                        The CitiCertificates and the Residual
                                        Certificates will be issued pursuant to
                                        a pooling and servicing agreement (the
                                        "Pooling Agreement") dated as of
                                        December 1, 1996, between the Issuer and
                                        The Bank of New York, a New York banking corporation, in its individual capacity and as trustee (the "Trustee").

Stated Amount of the CitiCertificates...The aggregate Initial Stated Amount of the Class A CitiCertificates will be
                                        approximately $189,000,000, and will be
                                        initially from 93.5% to 95.5% of the
                                        Initial Mortgage Loan Balance. The
                                        aggregate Initial Stated Amount of the
                                        Class M CitiCertificates will be
                                        approximately $4,000,000, subject to a
                                        permitted upward or downward variance
                                        based on final credit enhancement levels and will be initially from 1.0% to 3.0% of the Initial Mortgage Loan Balance. The aggregate Initial Stated Amount of the Class B CitiCertificates will be approximately $7,000,000, subject to a permitted upward or downward variance based on final credit enhancement levels, and will be initially from 2.5% to 4.5% of the Initial Mortgage Loan Balance. The Initial Mortgage Loan Balance will be approximately
                                        $200,000,000. The Initial Stated Amount
                                        of a CitiCertificate represents the
                                        maximum specified dollar amount to which the holder of such CitiCertificate is entitled (in addition to distributions of interest) from the cash flow on the assets in the Pool.

                                        The aggregate of the Stated Amounts of
                                        the Class A Subclasses as of any
                                        Distribution Date is referred to as the
                                        "Class A Stated Amount."  The "Class A
                                        Subclass Stated Amount" of each Class A
                                        Subclass as of any Distribution Date
                                        will equal the Initial Stated Amount
                                        thereof less certain distributions in
                                        reduction of Stated Amount and any
                                        allocation of certain losses.

                                        The "Class M Stated Amount" as of any
                                        Distribution


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


                                        Date will equal the Initial Stated
                                        Amount of the Class M CitiCertificates
                                        less certain distributions in reduction of Stated Amount and any allocation of certain losses.

                                        The aggregate  of the Stated  Amounts of
                                        the Class B Subclasses   as   of   any
                                        Distribution  Date is referred to as the
                                        "Class  B  Stated  Amount"  and  will be
                                        equal to the Pool Adjusted Balance minus
                                        the Class A Stated  Amount and the Class
                                        M   Stated   Amount,   each  as  of  the
                                        immediately preceding  Distribution Date
                                        (after     giving    effect    to    any
                                        distributions  in  reduction  of  Stated
                                        Amount  and any  allocation  of  certain
                                        losses on such date).  The Stated Amount
                                        of each Class B Subclass  (with  respect
                                        to each Class B  Subclass,  the "Class B
                                        Subclass   Stated   Amount"   for   such
                                        Subclass)  will  equal the lesser of (a)
                                        the Initial  Stated Amount  thereof less
                                        the  sum of (i) all  amounts  previously
                                        distributed  to  holders of such Class B
                                        Subclass in reduction  of Stated  Amount
                                        and (ii) the  principal  portion  of all
                                        Excess  Special  Hazard  Losses,  Excess
                                        Fraud   Losses  and  Excess   Bankruptcy
                                        Losses  borne by such  Class B  Subclass
                                        and (b) the Pool  Adjusted  Balance less
                                        the sum of the  Class A  Stated  Amount,
                                        the Class M Stated Amount and the Stated
                                        Amount of each Class B  Subclass  with a
                                        lower numerical  designation,  all as of
                                        the immediately  preceding  Distribution
                                        Date   (after   giving   effect  to  any
                                        distribution   in  reduction  of  Stated
                                        Amount an the  allocation  of any Excess
                                        Special  Hazard  Losses,   Excess  Fraud
                                        Losses and Excess Bankruptcy Losses on such date).

Cut-Off Date............................December 1, 1996

Denominations...........................The  denominations  of the  Class A
                                        CitiCertificates  [(other than the Class
                                        A- __ CitiCertificates)] will be an Initial Stated Amount of $1,000 and any whole dollar amount in excess thereof; the denominations of [the Class A- __ CitiCertificates and] the Class M and Class B CitiCertificates will be an Initial Stated Amount of $25,000 and any whole dollar amount in excess thereof.

Book-Entry Form.........................The Class A CitiCertificates [(other than the Class A-CitiCertificates)] will
                                        be issued in book-entry form.  No person
                                        acquiring an interest in the  Book-Entry
                                        CitiCertificates  (a "Beneficial Owner")
                                        will be entitled to receive a definitive
                                        certificate  representing  such person's
                                        interest  in  the  Trust,  except  under
                                        certain  limited   circumstances.   Each
                                        Subclass will be represented initially by a single certificate registered in the name of Cede, as the nominee of The Depository

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

                                        Trust Company ("DTC") which will be the
                                        "holder" or "Certificateholder" of such
                                        CitiCertificates.    The    rights    of
                                        Beneficial  Owners may only be exercised
                                        through   DTC  and   its   participating
                                        organizations,   except   as   otherwise
                                        specified in the  Prospectus  Supplement
                                        and    Prospectus.    The    [Class   A-
                                        CitiCertificates  and] Class M and Class
                                        B CitiCertificates will be issued in fully registered certificated form.

Closing Date............................On or about December 19, 1996.

Issuer and Servicer.....................CMSI. The Servicer intends to subcontract its servicing duties to
                                        Citicorp Mortgage, Inc. ("CMI").

Credit Enhancement......................The rights of the holders of the Class M
                                        CitiCertificates to receive
                                        distributions will be subordinated to
                                        the rights of the holders of the Class A
                                        CitiCertificates    to   receive
                                        distributions to the extent described in
                                        the Prospectus Supplement. The rights of
                                        the  holders  of  the   Class B
                                        CitiCertificates    to   receive
                                        distributions  will be  subordinated  to
                                        the  rights  of  holders  of Class A and
                                        Class  M  CitiCertificates   to  receive
                                        distributions,  and  the  rights  of the
                                        holders of a particular Class B Subclass
                                        will be  subordinated  to the  rights of
                                        the  holders  of each  Class B  Subclass
                                        with a lower  numerical  designation  to
                                        receive  distributions,  in each case to
                                        the extent  described in the  Prospectus
                                        Supplement.  This subordination provides
                                        a  certain   amount  of   protection  to
                                        holders of the Class A  CitiCertificates
                                        (to the extent of the  subordination  of
                                        the     Class    M    and     Class    B
                                        CitiCertificates),  to  holders  of  the
                                        Class M CitiCertificates  (to the extent
                                        of  the  subordination  of the  Class  B
                                        CitiCertificates)  and to holders of the
                                        Class B CitiCertificates  (to the extent
                                        of the  subordination  of each  Class of
                                        Class  B   CitiCertificates   bearing  a
                                        higher  numerical  designation)  against
                                        delays  in  the  receipt  of   scheduled
                                        payments of interests  and principal and
                                        against  losses   associated   with  the
                                        liquidation of defaulted Mortgage Loans and certain losses resulting from the bankruptcy of a Mortgagor.

                                        In addition, in order to increase  the
                                        period   during   which  the   principal
                                        balance  of  the  Class  M and  Class  B
                                        CitiCertificates  remains  available  as
                                        credit   enhancement   to  the  Class  A
                                        CitiCertificates,   a   disproportionate
                                        amount  of   prepayments   and   certain
                                        unscheduled  recoveries  with respect to
                                        the Mortgage  Loans will be allocated to
                                        the  Class  A   CitiCertificates.   This
                                        allocation    has    the    effect    of
                                        accelerating  the  amortization  of  the
                                        Class A CitiCertificates while, in the absence of Realized Losses, increasing the respective percentage

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

                                        interest in the Trust evidenced by the
                                        Class M and Class B CitiCertificates
                                        (the "Subordinated CitiCertificates").

                                        With respect to any Distribution   Date
                                        subsequent  to  the  first  Distribution
                                        Date,  the  availability  of the  credit
                                        enhancement provided by the Subordinated
                                        CitiCertificates will be affected by the
                                        prior  reduction of the Stated Amount of
                                        the Subordinated CitiCertificates, which
                                        reduction will result from (i) the prior
                                        allocation of losses to the Subordinated
                                        CitiCertificates  due to the liquidation
                                        of defaulted  Mortgage Loans,  including
                                        losses due to Special  Hazards and fraud
                                        losses up to the respective limits
                                        referred to below, (ii) the prior
                                        allocation of bankruptcy losses up to
                                        the limit referred to below and (iii)
                                        the prior receipt of distributions in
                                        reduction of Stated Amount by holders of
                                        the Subordinated CitiCertificates. Based
                                        upon the  hypothetical  Pool of Mortgage
                                        Loans  described  herein,  the amount of
                                        losses attributable to Special Hazards,
                                        fraud and  bankruptcy  that  will be
                                        absorbed first by holders of the Class B
                                        CitiCertificates  (by Class,  in reverse
                                        numerical  order) and then by holders of
                                        the Class M CitiCertificates is expected
                                        to be  approximately  0.90%,  2.00%  and
                                        0.05%,  respectively,   of  the  Initial
                                        Mortgage  Loan   Balance.   The  maximum
                                        amount of losses attributable to Special
                                        Hazard, fraud or bankruptcy that will be
                                        absorbed   solely  by   holders  of  the
                                        Subordinated  CitiCertificates  will  be
                                        those  amounts  required  by the  rating
                                        agency (or rating agencies) rating   the
                                        CitiCertificates  as a condition  to the
                                        issuance  of the ratings set forth below
                                        under  "--   Certificate   Ratings."  If
                                        losses due to Special Hazards,  fraud or
                                        bankruptcy exceed any of such respective
                                        amounts   prior  to  the   Subordination
                                        Depletion Date, the principal portion of
                                        such  losses  will be shared pro rata by
                                        the Class A CitiCertificates,  the Class
                                        M  CitiCertificates   and  the  Class  B
                                        CitiCertificates.   The   "Subordination
                                        Depletion Date" is the date on which the
                                        Stated   Amount   of  the   Subordinated
                                        CitiCertificates  has  been  reduced  to
                                        zero.  The  interest   portion  of  such
                                        losses will be allocated proportionately
                                        between  the  CitiCertificates  and  the
                                        Residual Certificates,  based on (in the
                                        case   of  the   CitiCertificates)   the
                                        interest accrued thereon or (in the case
                                        of the Residual Certificates) the excess
                                        of  interest  accrued  on  the  Mortgage
                                        Loans over the sum of the  Servicing Fee
                                        and    interest     accrued    on    the
                                        CitiCertificates.

                                        On each Distribution Date an amount
                                        equal to the amount of interest, whether or not received (net of the

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                                        Servicing Fee and any uncovered
                                        Prepayment Interest Shortfall allocated
                                        to the Residual Certificates), with
                                        respect to the Mortgage Loans that is in
                                        excess of interest accrued on the
                                        aggregate Stated Amounts of the
                                        CitiCertificates (less the pro rata
                                        share of the interest portion of any
                                        Excess Special Hazard Losses, Excess
                                        Fraud Losses and Excess Bankruptcy
                                        Losses allocated to the Residual
                                        Certificates,  and  after  the
                                        Subordination  Depletion  Date,  the pro
                                        rata  share of the  interest  portion of
                                        any losses or delinquencies allocated to
                                        the  Residual   Certificates)   will  be
                                        distributed  to  holders of the Class A-
                                        __ CitiCertificates and will not be available for distribution to holders of the other Classes of CitiCertificates.

Priority of Distributions...............Unless  and until the  Subordination
                                        Depletion Date has occurred, amounts
                                        available for distribution on the
                                        CitiCertificates will be distributed to
                                        pay the following amounts in the
                                        following order or priority: (1) the
                                        Class A Interest Amount, (2) any Class A
                                        Unpaid Interest Shortfall, (3) the Class
                                        A Principal Distribution Amount, (4) the
                                        Class M Interest Amount, (5) any Class M
                                        Unpaid Interest Shortfall, (6) the Class
                                        M Optimal Principal Amount,(7) the Class
                                        B-1 Interest  Amount,  (8) the Class B-1
                                        Unpaid Interest Shortfall, (9) the Class
                                        B-1 Principal  Distribution Amount, (10)
                                        the Class B-2 Interest Amount,  (11) the
                                        Class  B-2  Unpaid  Interest  Shortfall,
                                        (12)    the    Class    B-2    Principal
                                        Distribution   Amount   and  (13)   with
                                        respect to any other Class B Subclasses,
                                        likewise,   sequentially  in  increasing
                                        numerical  order,  such  that no Class B
                                        Subclass   with   a   higher   numerical
                                        designation receives any distribution in
                                        reduction of Stated Amount or in respect
                                        of interest before each Class B Subclass
                                        with  a  lower   numerical   designation
                                        receives its required distribution.

Distributions of Interest...............Each   of  the   Class   A   Subclasses,
                                        the Class M CitiCertificates and the
                                        Class B Subclasses will accrue interest
                                        on its respective Stated Amount at the
                                        Stated Rate per annum specified  in  the
                                        Prospectus  Supplement,  net of (i)  any
                                        Non-Supported  Interest  Shortfalls,  as
                                        described  below,  and (ii) the interest
                                        portion of certain  losses  allocated to
                                        such  Class A  Subclasses,  the  Class M
                                        CitiCertificates   and   the   Class   B
                                        Subclasses    as    described   in   the
                                        Prospectus Supplement.  Interest will be
                                        distributable     monthly     on    each
                                        Distribution  Date commencing in January
                                        1997  to   holders   of  record  on  the
                                        applicable Record Date. Interest will accrue on the CitiCertificates from the first through the last day of the month preceding the month of the then current

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                                        Distribution  Date (each such period, an
                                        "Interest  Accrual  Period").   Interest
                                        accrued on the  CitiCertificates  during
                                        any  Interest  Accrual  Period  will  be
                                        calculated   on  the   assumption   that
                                        distributions  in  reduction  of  Stated
                                        Amount made on the CitiCertificates then
                                        entitled to such  distributions  and the
                                        losses       allocated      to      such
                                        CitiCertificates  were  made,  added  or
                                        allocated   on   the   day   immediately
                                        following  the last day of the preceding
                                        Interest Accrual Period,  and not on the
                                        following    Distribution    Date   when
                                        actually made, added or allocated.

                                        The effective yield  to holders  of  the
                                        CitiCertificates  will be reduced  below
                                        the  yield  otherwise  produced  by  the
                                        respective  Stated Rates thereof because
                                        distributions     of    interest     and
                                        distributions  in  reductions  of Stated
                                        Amount  distributable with respect to an
                                        Interest  Accrual  Period  will  not  be
                                        distributed  until  the  25th day of the
                                        month following the end of such Interest
                                        Accrual    Period    and   the    amount
                                        distributable  in  reduction  of  Stated
                                        Amount on the related Distribution Date will not accrue interest during such delay.

                                        To the extent that collections of
                                        interest from Mortgagors on account of full or partial prepayments on Mortgage Loans are less than one full month's interest at the applicable Mortgage Note Rate ("Prepayment Interest Shortfalls"), such Prepayment Interest Shortfalls will be paid by the Servicer to the extent of the "Compensating Cap", which is an amount equal to the lesser of (a) the Servicing Fee received with respect to the related Distribution Date and (b) the product of the aggregate Adjusted Balance of the Mortgage Loans and 0.125% per annum.

                                        The aggregate Prepayment Interest
                                        Shortfalls with respect to a
                                        Distribution Date will be  allocated
                                        proportionately,  between  the
                                        CitiCertificates  and the  Residual
                                        Certificates,  based  on (in the case of
                                        the  CitiCertificates)  interest accrued
                                        thereon or (in the case of the  Residual
                                        Certificates)  the  excess  of  interest
                                        accrued on the  Mortgage  Loans over the
                                        sum of the  Servicing  Fee and  interest
                                        accrued  on  the  CitiCertificates.  Any
                                        excess  of  the   amount  of   aggregate
                                        Prepayment    Interest   Shortfalls   so
                                        allocated to the  CitiCertificates  over
                                        the Compensating Cap (the "Non-Supported
                                        Interest  Shortfall")  will be allocated
                                        among        the        CitiCertificates
                                        proportionately on the basis of interest
                                        accrued.  The  amount,  if  any,  of the
                                        Compensating Cap in excess of the amount
                                        of   aggregate

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                                        Prepayment Interest Shortfalls allocated
                                        to the CitiCertificates will be paid to
                                        the Residual Certificates up to the
                                        amount of Prepayment Interest Shortfalls allocated to the Residual Certificates.

                                        In  the   unlikely   event   that  on  a
                                        particular  Distribution  Date, the Pool
                                        Distribution  Amount  is less  than  the
                                        aggregate  amount  of  interest  accrued
                                        (net  of  any   Non-Supported   Interest
                                        Shortfall  and the  interest  portion of
                                        certain losses  allocable to the Class A
                                        Subclasses)  on each  Class  A  Subclass
                                        (the  shortfall  allocable  to each such
                                        Class A Subclass,  its respective "Class
                                        A Subclass Interest Shortfall  Amount"),
                                        the  aggregate  amount of the  shortfall
                                        (the    "Class   A    Unpaid    Interest
                                        Shortfall")  will be carried forward and
                                        added  to the  amount  distributable  to
                                        holders  of  Class  A   CitiCertificates
                                        until distribution thereof is made as provided in the Prospectus Supplement. No interest will accrue on the amount of any Class A Unpaid Interest Shortfall.

                                        In  the  event  that  on  a   particular
                                        Distribution Date, the Pool Distribution
                                        Amount, net of amounts  distributable on
                                        the  Class A  CitiCertificates,  is less
                                        than the  aggregate  amount of  interest
                                        accrued   (net   of  any   Non-Supported
                                        Interest   Shortfall  and  the  interest
                                        portion of certain  losses  allocable to
                                        the  Class  M  CitiCertificates)  on the
                                        Class M CitiCertificates, such shortfall
                                        (the    "Class   M    Unpaid    Interest
                                        Shortfall")  will be carried forward and
                                        added  to the  amount  distributable  to
                                        holders  of  Class  M   CitiCertificates
                                        until distribution thereof is made as provided in the Prospectus Supplement. No interest will accrue on the amount of any Class M Unpaid Interest Shortfall.

Last Scheduled Distribution Date........The Last Scheduled Distribution Date for
                                        the CitiCertificates coincides with the
                                        date on which the last distribution   in
                                        respect   of  the   Mortgage   Loans  is
                                        scheduled to be made.  Since the rate of
                                        payment   (including   prepayments)   of
                                        principal on the  Mortgage  Loans can be
                                        expected to exceed the scheduled rate of
                                        payments, and could exceed the scheduled
                                        rate by a substantial amount, the actual
                                        final    Distribution   Date   for   the
                                        CitiCertificates may be earlier, and could be substantially earlier, than the Last Scheduled Distribution Date.

                                        The CitiCertificates are subject to
                                        early termination by CMSI, as described
                                        below under "-- Optional Termination".

Prepayment and Yield
Considerations..........................The yield to maturity and weighted average  lives of the  Class A,  Class M
                                        and  Class  B  CitiCertificates  will be
                                        sensitive  in varying  degrees to, among
                                        other things,  the rate of prepayment of
                                        the Mortgage  Loans,  the  allocation of
                                        such prepayments to the Class A, Class M
                                        and  Class B  CitiCertificates,  and the
                                        timing  and  extent of  losses,  if any,
                                        allocated  to the  Class A,  Class M and
                                        Class     B     CitiCertificates.     No
                                        representation is made as to whether the
                                        Mortgage   Loans  will   prepay  at  any
                                        particular  rate.

                                        The yield to maturity on the Class M and
                                        Class B CitiCertificates  will be more
                                        sensitive to losses due to  liquidations
                                        of  the  Mortgage   Loans  (and the
                                        timing  thereof)  than   the   Class  A
                                        CitiCertificates.

                                        AN   INVESTOR   THAT   PURCHASES   ANY
                                        CITICERTIFICATES AT A DISCOUNT SHOULD
                                        CAREFULLY CONSIDER  THE  RISK  THAT  A
                                        SLOWER   THAN   ANTICIPATED   RATE  OF
                                        PRINCIPAL  PAYMENTS  ON  THE  MORTGAGE
                                        LOANS WILL RESULT  IN AN ACTUAL  YIELD
                                        THAT IS LOWER  THAN  SUCH  INVESTOR'S
                                        EXPECTED YIELD.  AN INVESTOR  THAT
                                        PURCHASES ANY CITICERTIFICATE   AT  A
                                        PREMIUM  SHOULD CONSIDER  THE RISK  THAT
                                        A  FASTER  THAN ANTICIPATED  RATE OF
                                        PRINCIPAL PAYMENTS ON THE MORTGAGE LOANS
                                        WILL RESULT IN AN ACTUAL  YIELD  THAT IS
                                        LOWER THAN SUCH INVESTOR'S EXPECTED
                                        YIELD.


The Mortgage Loans......................The information in this Series Term
                                        Sheet  relating to the Mortgage Loans is
                                        based  upon  a   hypothetical   Pool  of
                                        existing     Mortgage    Loans.     This
                                        hypothetical   Pool  contains   Mortgage
                                        Loans  expected  to be  included  in the
                                        actual    Pool    to    underlie     the
                                        CitiCertificates  as  well  as  mortgage
                                        loans  with  characteristics  similar to
                                        those  expected to be so  included.  The
                                        actual  Pool  of   Mortgage   Loans  may
                                        differ,  and may  differ  significantly,
                                        from   this    hypothetical    Pool.   A
                                        description   of  the   Mortgage   Loans
                                        comprising  the actual  Pool to underlie
                                        the  CitiCertificates  will be set forth
                                        in   the   Prospectus   Supplement.

                                        In addition, information herein based on
                                        the existing  Mortgage Loans expected to
                                        be  included in the actual Pool is given
                                        as of November 1, 1996.  Information  to
                                        be   set   forth   in   the   Prospectus
                                        Supplement regarding the Mortgage Loans in the actual Pool will be given as of December 1, 1996.

                                        The Mortgage Loans will have mortgage
                                        rates ranging
                                        from 7.125% to 9.375% per annum. The
                                        initial weighted average mortgage rate
                                        of the Mortgage Loans is expected to be
                                        at least 8.11% but no more than 8.51%
                                        per annum. The weighted average
                                        remaining term to stated maturity of the Mortgage Loans will be at least 353 months but no more than 359 months.

                                        The Mortgage Loans will consist of 20-
                                        to  30-year fixed rate conventional
                                        mortgage loans originated or acquired by CMI and will include loans secured by shares issued by cooperating housing corporations. Mortgage Loans acquired by CMI include Mortgage Loans originated or acquired by Citibank, Federal Savings Bank or originated by Citibank, N.A.

Allocation of Losses....................Shortfalls in receipts of interest on
                                        the  Mortgage   Loans  and  receipts  of
                                        principal  with  respect to the Mortgage
                                        Loans  in  an   amount   less  than  the
                                        decrease in the Pool Adjusted Balance from the prior Distribution Date with respect to a Distribution Date may arise due to losses incurred on Liquidated Loans and to delinquencies not advanced by the Servicer or the Trustee (in its individual capacity).

                                        Realized Losses (other than Excess
                                        Special Hazard Losses, Excess Fraud
                                        Losses or Excess Bankruptcy Losses) will
                                        not be allocated to holders of the Class
                                        A CitiCertificates until the
                                        Subordination Depletion Date. Prior to
                                        such time, such Realized  Losses will be
                                        allocated first to the Class B
                                        Subclasses  in  reverse numerical order
                                        until the Stated Amount of each such
                                        Class B Subclass has been reduced to
                                        zero, and then to the Class M
                                        CitiCertificates,   until   the   Stated
                                        Amount thereof has been reduced to zero.

                                        On each Distribution Date that occurs on
                                        or  after  the  Subordination  Depletion
                                        Date,     holders     of     Class     A
                                        CitiCertificates  will generally receive
                                        their  respective  pro rata share of net
                                        Liquidation    Proceeds    realized   on
                                        Liquidated Loans after reimbursement to the Servicer and the Trustee of any previously unreimbursed advances made in respect of such loans.

Advances................................The Servicer intends to make advances in respect of delinquencies on the Mortgage
                                        Loans   in  an   amount   equal  to  the
                                        delinquent  payments  to the  extent the
                                        Servicer  determines  that such advances
                                        will be recoverable from future payments
                                        and  collections on the Mortgage  Loans.
                                        The  Servicer  will  contract  with  the
                                        Trustee (in its individual  capacity and
                                        not as Trustee) for
                                        the limited  purpose of providing for
                                        advances by the Trustee (in such
                                        individual capacity) in respect  of
                                        delinquencies to the extent that the
                                        Servicer  fails to make  such  advances.
                                        The   Trustee   (in   such    individual
                                        capacity) will make such advances to the
                                        extent it determines  that such advances
                                        will be recoverable from future payments
                                        and collections on the related  Mortgage
                                        Loans.  Recoveries in respect of amounts
                                        advanced     will    be    applied    to
                                        reimbursement  of the advances.  On each
                                        Distribution  Date, the Servicer and the
                                        Trustee  will be  entitled  to  withdraw
                                        funds from the  Certificate  Account (a)
                                        in  reimbursement  of  all  unreimbursed
                                        advances  deemed by the  Servicer  to be
                                        nonrecoverable  and (b) in reimbursement
                                        of all other unreimbursed  advances made
                                        by them, but only (in the case of clause
                                        (b))  from  funds not  distributable  to
                                        holders  of   CitiCertificates  on  such
                                        Distribution Date.

Optional Termination....................Holders of CitiCertificates may receive a final  distribution in connection with
                                        a  termination  of the Trust made at the
                                        option of CMSI on any Distribution  Date
                                        after which the Pool Adjusted Balance is
                                        less  than  5% of the  Initial  Mortgage
                                        Loan Balance. The price paid by CMSI for
                                        the Trust property will generally  equal
                                        the  sum  of  (i)  100%  of  the  unpaid
                                        principal balance of the Mortgage Loans,
                                        together with accrued  interest  thereon
                                        at the net Note  Rate  per  annum on the
                                        Mortgage  Loans  and  (ii)  the  current
                                        appraised  value of  acquired  property.
                                        Holders of the CitiCertificates,  to the
                                        extent of funds available,  will receive
                                        the  unpaid   Stated   Amount  of  their
                                        CitiCertificates plus accrued and unpaid interest thereon.

Record Date.............................The Record Date for each Distribution
                                        Date will be the close of business on the last day of the month preceding the month of the applicable Distribution Date.

Certain Federal Income Tax
 Consequences...........................The CitiCertificates will be designated as  regular  interests  in a  REMIC  and
                                        generally   will  be  treated  as  newly
                                        originated debt  instruments for federal
                                        income tax purposes.  Beneficial  Owners
                                        (or holders,  in the case of the Class M
                                        and  Class  B  CitiCertificates)  of the
                                        CitiCertificates  will  be  required  to
                                        report    interest    income   on   such
                                        CitiCertificates  in accordance with the
                                        accrual   method  of   accounting.

                                        The Prepayment Assumption on the
                                        Mortgage Loans that is to be used, among
                                        other things, in determining the rate of
                                        accrual of original issue discount, will
                                        be   set   forth   in   the   Prospectus
                                        Supplement   as  a  percentage   of  the

                                        Prepayment Model's assumed prepayment rates. No representation is made as to the rate at which the Mortgage Loans will prepay.

                                        The CitiCertificates will be treated as
                                        "qualifying real property loans"  for
                                        mutual  savings  banks  and domestic
                                        building and loan associations, "regular
                                        interests  in  a  REMIC"  for domestic
                                        building and loan associations, and
                                        "real estate assets" for real estate
                                        investment   trusts,   to   the   extent
                                        described in the Prospectus.

ERISA Considerations....................A fiduciary  that is investing or that could  be  deemed  to be  investing  the
                                        assets  of  any  employee  benefit  plan
                                        subject  to  the   Employee   Retirement
                                        Income  Security Act of 1974, as amended
                                        ("ERISA"),    or    the    corresponding
                                        provisions of the Code (an "ERISA Plan")
                                        or a governmental  plan,  subject to any
                                        federal,  state or local  law  ("Similar
                                        Law"),  which is, to a material  extent,
                                        similar to the  foregoing  provisions of
                                        ERISA or the Code (collectively, with an
                                        ERISA Plan, a "Plan"),  should carefully
                                        review  with  its  own  legal   advisors
                                        whether  the  purchase or holding of the
                                        CitiCertificates  could  give  rise to a
                                        transaction   prohibited   or  otherwise
                                        impermissible  under ERISA,  the Code or
                                        Similar Law, and should carefully review
                                        the   related    discussions    in   the
                                        Prospectus     Supplement     and    the
                                        Prospectus,  especially  the  discussion
                                        thereunder   of  PTE  83-1  (as  defined
                                        therein).

                                        On December 5, 1990, the Department  of
                                        Labor issued to the Underwriter
                                        Prohibited Transaction Exemption 90-83
                                        (the "Exemption"), which Exemption
                                        generally was intended to apply to the
                                        purchase and holding by ERISA Plans of
                                        securities such as the Class A
                                        CitiCertificates, which represent
                                        beneficial interests in pass-through
                                        trusts that meet the requirements of the
                                        Exemption. The Exemption should apply to
                                        the acquisition, holding and resale of
                                        the Class A CitiCertificates by an ERISA
                                        Plan, provided that specified conditions
                                        (certain of which are described  herein,
                                        including the  condition  that the ERISA
                                        Plan  be an  "accredited  investor"  (as
                                        defined in Rule  501(a)(1) of Regulation
                                        D  of  the   Securities   and   Exchange
                                        Commission (the "Commission")  under the
                                        Securities   Act  of  1933))   are  met.

                                        Neither  the   Exemption  nor  PTE  83-1
                                        applies  to the  purchase  or holding of
                                        securities such as the Class M and Class
                                        B    CitiCertificates    because    such
                                        CitiCertificates are subordinated to the
                                        Class A

                                        CitiCertificates. Accordingly, the Class
                                        M and Class B CitiCertificates may not
                                        be transferred unless the transferee has delivered (i) a representation letter to the Trustee and the Issuer stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described herein, that the source of funds used to purchase the Class M or Class B CitiCertificates is an "insurance company general account" or (ii) an opinion of counsel as provided in the Prospectus Supplement.

Trustee.................................The Bank of New York.

Certificate Ratings.....................It is a condition to the issuance of the
                                        CitiCertificates that the Class A
                                        CitiCertificates be rated "AAA" by
                                        Standard & Poor's Ratings Group ("S&P")
                                        and Fitch Investors Service, L.P.
                                        ("Fitch"), that the Class M
                                        CitiCertificates  be rated at least in
                                        the  category  "AA" by S&P  and  "AA" by
                                        Fitch,     that    the     Class     B-1
                                        CitiCertificates  be  rated  at least in
                                        the category "A" by S&P and "A" by Fitch
                                        and that the Class B-2  CitiCertificates
                                        be rated at least "BBB" by S&P and "BBB"
                                        by Fitch.  Depending  upon final  credit
                                        enhancement  levels, it is expected that
                                        certain  Class B Subclasses  with higher
                                        numerical  designations  than the  Class
                                        B-2 CitiCertificates  will also be rated
                                        by  S&P  and   Fitch.   Ratings  of  the
                                        CitiCertificates    other   than   those
                                        indicated above have not been requested.
                                        However, there can be no assurance as to
                                        whether  another rating agency will rate
                                        the  CitiCertificates,  and, if so, what
                                        ratings  would  be so  assigned  to  the
                                        CitiCertificates.    The    ratings   so
                                        assigned   may  be  lower   than   those
                                        indicated  above.

                                        The ratings of the CitiCertificates
                                        should be evaluated independently from similar ratings on other types of securities. The ratings do not address the possibility that as a result of prepayments holders of CitiCertificates may receive a lower than anticipated yield. A security rating is not a recommendation to buy, sell or hold securities and may be subject to review or withdrawal at any time by the assigning rating agency.

                   DISTRIBUTIONS IN REDUCTION OF STATED AMOUNT

         Distributions in reduction of Stated Amount of the Class A CitiCertificates will be made on each Distribution Date in an aggregate amount equal to the Class A Principal Distribution Amount. The "Class A Principal Distribution Amount" with respect to any Distribution Date is the amount of principal distributed pursuant to clause (3) as set forth in the first paragraph under "SUMMARY OF SERIES TERMS -- Priority of Distributions" in an amount up to the Class A Optimal Principal Amount. Amounts distributed in reduction of Stated Amount of any Class A Subclass will be allocated pro rata among all CitiCertificates of such Class A Subclass.

         The Class M CitiCertificates will be entitled, on each Distribution Date, to the portion, if any, of the applicable Pool Distribution Amount, after payment of the Class A Interest Amount, any unreimbursed Class A Unpaid Interest Shortfall and the Class A Principal Distribution Amount, in an aggregate amount equal to the Class M Interest Amount, any unreimbursed Class M Unpaid Interest Shortfall and the Class M Optimal Principal Amount.

         The Class B Certificates will be entitled, on each Distribution Date, to the remaining portion, if any, of the applicable Pool Distribution Amount, after payment of all amounts distributable on the Class A and Class M CitiCertificates, as described above. Distributions on the Class B Subclasses will be made in the amounts, and subject to the priorities, set forth in the Prospectus Supplement.

         Amounts distributed to Class M and Class B CitiCertificateholders will not be available to cover delinquencies or Realized Losses in respect of subsequent Distribution Dates.

         Holders of the Class A CitiCertificates will be entitled to receive on each Distribution Date, to the extent of the Pool Distribution Amount remaining after payment of the Class A Interest Amount and any unreimbursed Class A Unpaid Interest Shortfall, a distribution in reduction of the Stated Amount thereof in an amount equal to the Class A Optimal Principal Amount. The "Class A Optimal Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of (i) the Senior Percentage of (A) all scheduled payments of principal due on each outstanding Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) on the first day of the month in which the Distribution Date occurs, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions,
(ii) the Senior Prepayment Percentage of the Adjusted Balance of each Mortgage Loan which, during the month preceding the month of such Distribution Date, was repurchased by the Issuer, as described in the Prospectus, (iii) the Senior Prepayment Percentage of the aggregate net Liquidation Proceeds on all Mortgage Loans that became Liquidated Loans during such preceding month, less the amounts allocable to principal of any unreimbursed advances previously made by the Servicer with respect to such Liquidated Loan and the portion of the net Liquidation Proceeds allocable to interest, (iv) the Senior Prepayment Percentage of the Adjusted Balance of each Mortgage Loan which was the subject of a principal prepayment in full during the month preceding the month of such Distribution Date and (v) the Senior Prepayment Percentage of all partial principal prepayments received by the Servicer in the month preceding the month in which such Distribution Date occurs.

         The principal entitlement described above for the Class A CitiCertificates will be reduced on any Distribution Date by each Class A Subclass's share of Excess Special Hazard Losses, Excess Fraud Losses and Excess Bankruptcy Losses after the applicable coverage borne by Subordinated CitiCertificates is reduced to zero.

         The "Class M Optimal Principal Amount" with respect to each Distribution Date will be an amount equal to the sum of (i) the Class M Percentage of (A) all scheduled payments of principal due on each outstanding

Mortgage Loan (including each defaulted Mortgage Loan, other than a Liquidated Loan, with respect to which the related Mortgaged Property has been acquired by the Trust) on the first day of the month in which the Distribution Date occurs, less (B) if the Bankruptcy Coverage Termination Date has occurred, the principal portion of Debt Service Reductions, (ii) the Class M Prepayment Percentage of the Adjusted Balance of each Mortgage Loan which, during the month preceding the month of such Distribution Date was repurchased by the Issuer, (iii) the Class M Prepayment Percentage of the aggregate net Liquidation Proceeds on all Mortgage Loans that became Liquidated Loans during such preceding month, less the amounts allocable to principal of any unreimbursed advances previously made by the Servicer with respect to such Liquidated Loans and the portion of the net
Liquidation Proceeds allocable to interest, (iv) the Class M Prepayment Percentage of the Adjusted Balance of each Mortgage Loan which was the subject of a principal prepayment in full during the month preceding the month of such Distribution Date and (v) the Class M Prepayment Percentage of all partial principal prepayments received by the Servicer in the month preceding the month in which such Distribution Date occurs.

         The "Senior Percentage" for any Distribution Date occurring prior to the Subordination Depletion Date is the percentage, which in no event will exceed 100%, obtained by dividing the Class A Stated Amount by the Adjusted Pool Balance, both as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of losses on such date). The Senior Percentage for the first Distribution Date is expected to be between 93.5% and 95.5%. The Senior Percentage will decrease as a result of the allocation of certain unscheduled payments in respect of principal according to the Senior Prepayment Percentage for a specified period to the Class A CitiCertificates and will increase as a result of the allocation of Realized Losses to the Subordinated CitiCertificates.

         The "Senior Prepayment Percentage" for any Distribution Date occurring during the five years beginning on the first Distribution Date will, except as provided below, equal 100%. The Senior Prepayment Percentage will be subject to gradual reduction as described in the following three paragraphs. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Class A CitiCertificates while, in the absence of Realized Losses, increasing the respective interest in the Trust evidenced by the Subordinated CitiCertificates. Increasing the respective interest of the Subordinated CitiCertificates relative to that of the Class A CitiCertificates is intended to preserve the availability of the subordination provided by the Subordinated CitiCertificates.

         The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date subsequent to December 2001 to and including the Distribution Date in December 2002, the Senior Percentage for such Distribution Date plus 70% of the Subordinated CitiCertificate Percentage for such Distribution Date; for any Distribution Date subsequent to December 2002 and including the Distribution Date in December 2003, the Senior Percentage for such Distribution Date plus 60% of the Subordinated CitiCertificate Percentage for such Distribution Date; for any Distribution Date subsequent to December 2003 and including the Distribution Date in December 2004, the Senior Percentage for such Distribution Date plus 40% of the Subordinated CitiCertificate Percentage for such Distribution Date; for any Distribution Date subsequent to December 2004 and including the Distribution Date in December 2005, the Senior Percentage for such Distribution Date plus 20% of the Subordinated CitiCertificate Percentage for such Distribution Date; and for any Distribution Date thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates, the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no reduction of the Senior Prepayment Percentage will occur on a Distribution Date pursuant to the preceding sentence unless the following tests are satisfied: (i) as of the Distribution Date as to which any such reduction applies, the Adjusted Balance of the Mortgage Loans delinquent 60 days or more (including, for such purpose, Mortgage Loans in foreclosure and real estate owned by the Trust as a result of Mortgagor default) averaged over the last six months, as a percentage of the sum of the Class B Subclass Stated Amounts, is less than 50% and (ii) cumulative Realized Losses with respect to the Mortgage

Loans are less than (a) with respect to each Distribution Date in January 2002 through December 2002, inclusive, 30% of the aggregate Initial Stated Amount of the Class M and Class B CitiCertificates (the "Original Subordinated Stated Amount"), (b) with respect to each Distribution Date in January 2003 through December 2003, inclusive, 35% of the aggregate Initial Stated Amount of the Class B CitiCertificates (the "Original Subordinated Stated Amount"), (c) with respect to each Distribution Date in January 2004 through December 2004, inclusive, 40% of the Original Subordinated Stated Amount, (d) with respect to each Distribution Date in January 2005 through December 2005, inclusive, 45% of the Original Subordinated Stated Amount, and (e) with respect to each Distribution Date in January 2006 and thereafter, 50% of the Original Subordinated Stated Amount.

         In addition to any reduction permitted pursuant to the preceding paragraph, the Senior Prepayment Percentage will be subject to reduction on any Distribution Date as follows: (a) in the case of any Distribution Date occurring in the period from the Closing Date through and including December 1999, the Senior Prepayment Percentage will be equal to the Senior Percentage plus 50% of the Subordinated CitiCertificate Percentage and (b) in the case of any Distribution Date occurring thereafter, the Senior Prepayment Percentage will be equal to the Senior Percentage. However, no such reduction pursuant to this paragraph of the Senior Prepayment Percentage on any Distribution Date will be permitted unless each of the following tests is satisfied: (i ) the Subordinated CitiCertificate Percentage as of such Distribution Date is equal to or greater than the Subordinated CitiCertificate Percentage as of the Closing Date, (ii) cumulative Realized Losses are less than 30% of the Original Subordinated Stated Amount and (iii) the Adjusted Balance of the Mortgage Loans delinquent 60 days or more (including, for this purpose, Mortgage Loans in foreclosure and real estate owned by the Trust as a result of Mortgagor default) averaged over the last six months is less than the percentage specified in the next sentence of the Original Stated Subordinated Amount. The percentage referred to in clause
(iii) of the preceding sentence shall be (x) 30% for each Distribution Date occurring in the period from the Closing Date through and including December 1999, (y) 40% for each Distribution Date occurring in the period from and including January 2000 through and including December 2001 and (z) 50% for each Distribution Date thereafter.

         In the event that on any Distribution Date a reduction of the Senior Prepayment Percentage is permitted under each of the preceding two paragraphs, then the Senior Prepayment Percentage will be the lesser of the two percentages so calculated. If on any Distribution Date the allocation to the Class A CitiCertificates of full and partial principal prepayments and other amounts in the percentage required above would reduce the outstanding Class A Stated Amount of the Class A CitiCertificates below zero, the Senior Prepayment Percentage for such Distribution Date will be limited to percentage necessary to reduce the Class A Stated Amount of the Class A CitiCertificates to zero.

         The "Subordinated CitiCertificate Percentage" for any Distribution Date will be calculated as the difference between 100% and the Senior Percentage for such date. The Subordinated CitiCertificate Percentage on the Closing Date is expected to be between 4.5% and 6.5%

         The "Subordinated Prepayment Percentage" for any Distribution Date will be calculated as the difference between 100% and the Senior Prepayment Percentage for each date.

         The "Class M Percentage" shall be equal to (a) on any Distribution Date on which any Class B Subclass is eligible to receive distributions in reduction of Stated Amount, the percentage calculated by multiplying (i) the Subordinated CitiCertificate Percentage by (ii) a fraction, the numerator of which is the Class M Stated Amount and the denominator of which is the sum of the Class M Stated Amount and the Class B Subclass Stated Amount of each Class B Subclass eligible to receive such distributions, each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of losses on such date) or (b) on all other Distribution Dates, the Subordinated CitiCertificate Percentage for such Distribution Date.

         The "Class M Prepayment Percentage" shall be equal to (a) on any Distribution Date on which any Class B Subclass is eligible to receive distributions in reduction of Stated Amount, the percentage calculated by multiplying (i) the Subordinated Prepayment Percentage by (ii) a fraction, the numerator of which is the Class M Stated Amount and the denominator of which is the sum of the Class M Stated Amount and the Class B Subclass Stated Amount of each Class B Subclass eligible to receive such distributions, each as of the immediately preceding Distribution Date (after taking into account distributions in reduction of Stated Amount and the allocation of losses on such date) or (b) on all other Distribution Dates, the Subordinated Prepayment Percentage for such Distribution Date.

         In the event that on any Distribution Date, the Class M Subordination Percentage is less than the Class M Subordination Percentage on the Closing Date, then the Class B CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date and all of such distributions will instead be allocated in reduction of the Stated Amount of the Class M CitiCertificates. The "Class M Subordination Percentage" is the percentage obtained by dividing the Stated Amount of the Class B CitiCertificates by the Pool Adjusted Balance, both as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of losses on such date). The Class M Subordination Percentage on the Closing Date is expected to be between 2.5% and 4.5%.

         In the event that on any Distribution Date, the Class M Subordination Percentage equals or exceeds its original percentage but the Class B-1 Subordination Percentage is less than the Class B-1 Subordination Percentage on the Closing Date, then all Class B Subclasses having a higher numerical designation than the Class B-1 CitiCertificates will not be entitled to any distributions in reduction of Stated Amount on such Distribution Date and all of such distributions will instead be allocated in reduction of the Stated Amount of the Class M and Class B-1 CitiCertificates on a pro rata basis. The "Class B-1 Subordination Percentage" is the percentage obtained by dividing the aggregate Stated Amounts of all Class B Subclasses having a higher numerical designation by the Pool Adjusted Balance, each as of the immediately preceding Distribution Date (after giving effect to any distributions in reduction of Stated Amount and the allocation of losses on such date). The Class B-1 Subordination Percentage on the Closing Date is expected to be between 1.25% and 3.25%.

         A test similar to that described in the preceding paragraph will be applied on each Distribution Date to each Class B Subclass with a higher numerical designation to determine whether all higher designated Class B Subclasses will be entitled to receive distributions in reduction of Stated Amount.

         A "Liquidated Loan" is a Mortgage Loan with respect to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received or the Issuer has accepted payment by a Mortgagor in consideration for the release of the Mortgage Loan in an amount equal to less than the outstanding principal balance of the Mortgage Loan as a result of a determination that liquidation expenses for such Mortgage Loan would exceed the amount by which the cash portion of such payment is less than the outstanding principal balance of such Mortgage Loan.

         A "Liquidated Loan Loss" on a Liquidated Loan is equal to the excess, if any, of (i) the unpaid principal balance of such Liquidated Loan, plus interest thereon in accordance with the amortization schedule at the Note Rate through the last day of the month in which such Mortgage Loan was liquidated over (ii) net Liquidation Proceeds. For purposes of calculating the amount of any Liquidated Loan Loss, all net Liquidation Proceeds (after reimbursement to the Servicer and the Trustee for any previously unreimbursed related advances and related liquidation expenses) will be applied first to accrued interest and then to the unpaid principal balance of the Liquidated Loan. "Liquidation Proceeds" are all amounts received by the Servicer in connection with the liquidation of defaulted Mortgage Loans or property acquired in respect thereof. A "Special Hazard Loss" is a Liquidated Loan Loss occurring as a result of a Special Hazard. "Special Hazards" are all risks of direct physical loss or damage which occur from any cause excluding (a) certain extraordinary events described in the Prospectus

Supplement and (b) any risk of direct physical loss or damage that is insured against under either (i) the Mortgagor's homeowner's policy, fire insurance policy, flood insurance (if otherwise required) and extended coverage policies (if any), as required to be maintained pursuant to the applicable Mortgage Loan or (ii) hazard insurance with respect to such Mortgaged Property which is required to be maintained by the Servicer under the Pooling Agreement. A "Fraud Loss" is a Liquidated Loan Loss incurred on a Liquidated Loan as to which there was fraud in the origination of such Mortgage Loan. A "Bankruptcy Loss" is a loss attributable to certain actions which may be taken by a bankruptcy court in connection with a Mortgage Loan, including a reduction by a bankruptcy court of the principal balance of or the interest rate on a Mortgage Loan or an extension of its maturity. A"Debt Service Reduction" means a reduction in the amount of monthly payments due to certain bankruptcy proceedings, but does not include any permanent forgiveness of principal. A "Deficient Valuation" with respect to a Mortgage Loan means a valuation by a court of the Mortgaged Property in an amount less than the outstanding indebtedness under the Mortgage Loan or any reduction in the amount of monthly payments that results in a permanent forgiveness of principal, which valuation or reduction results from a bankruptcy proceeding. Liquidated Loan Losses (including Special Hazard Losses and Fraud Losses) and Bankruptcy Losses are referred to herein as "Realized Losses."

                             DESCRIPTION OF THE POOL
                          AND THE MORTGAGED PROPERTIES

         The Pool to be evidenced by the CitiCertificates will include Mortgage Loans evidenced by mortgage notes with an aggregate Adjusted Balance as of the Cut-Off Date of approximately $200,000,000.

         The "Adjusted Balance" of any Mortgage Loan as of the first day of any month is the scheduled principal balance thereof as of the close of business on such day (whether or not any scheduled payments have been received and before any adjustment to the related amortization schedule by reason of bankruptcy (other than a Deficient Valuation)), less any Principal Prepayment thereon or in respect thereof received or posted prior to the close of business on the business day preceding such first day (or, in the case of the Cut-Off Date, any Principal Prepayments thereon or in respect thereof received or posted prior to the close of business on the Cut-Off Date).

         The following paragraphs and tables set forth detailed information as of November 1, 1996 with respect to the Mortgage Loans expected to be included in the final Pool. It is expected that the final Pool will include mortgage loans in addition to those described herein. It is also expected that the actual Mortgage Loans that will constitute the entire Pool will differ, and may differ substantially, from those described herein. In addition, the actual Pool of Mortgage Loans will include Mortgage Loan balances as of December 1, 1996. To the extent that the Mortgage Loans differ from the description contained herein, material variances in such information may result. Prospective purchasers of CitiCertificates should review the description of the actual Pool to be set forth in the Prospectus Supplement.

         The total number of Mortgage Loans was 552. The weighted average Note Rate of the Mortgage Loans was 8.314%. The weighted average remaining term to stated maturity of the Mortgage Loans was 356.14 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to December 1, 1990 or after November 1, 1996.

         None of the Mortgage Loans has a scheduled maturity later than November 1, 2026. Each Mortgage Loan has an original principal balance of not less than $20,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $28,483,623 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans was 75.4%. No more than $1,706,464 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. At least 94% of the Mortgage Loans are secured by Mortgaged Properties determined by Citicorp Mortgage, Inc. to be the primary residence of the borrower ("Mortgagor").

The sole basis for such determination is either (a) a representation by the Mortgagor at origination of the Mortgage Loan that the underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his primary residence, or (b) that the address of the underlying property is the Mortgagor's mailing address as reflected in Originator's records. No more than 1% of the Mortgage Loans are secured by investment properties.

         No more than 4% of the Mortgage Loans are Mortgage Loans originated after April 1, 1991 using limited documentation procedures which do not require proof of income and liquid assets or telephone verification of employment.

         At least 95% of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date.

         The aggregate Adjusted Balance outstanding of the Mortgage Loans as of November 1, 1996 was $166,556,240.41.

         The  following   tables  provide  more  detailed   information  on  the
hypothetical Mortgage Loan Pool:

                     YEARS OF ORIGINATION OF MORTGAGE LOANS

                                                           Adjusted Principal
Year Originated                Number Of Loans            Balances Outstanding
---------------                ---------------            --------------------
     1990                            1                      $      111,289

     1991                            2                             314,490

     1995                            9                           1,377,313

     1996                           540                        164,753,148

     Total                          552                     $  166,556,240




             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS


   Type of                        Number                  Aggregate Principal
 Dwelling Unit                   of Loans                Balances Outstanding
--------------                   --------                --------------------
Detached houses                     490                   $   155,448,578

Multi-family dwellings               11                         3,473,415

Townhouses                            6                         1,838,255

Condominium units (one to
three stories high)                   7                         1,665,905

Condominium units (over
three stories high)                   2                           911,090

Cooperative units                    36                         3,218,997

Total                               552                    $  166,556,240




             NUMBER OF UNITS IN DWELLINGS SUBJECT TO MORTGAGE LOANS

                                                           Aggregate Principal
Type of Dwelling Unit            Number of Loans           Balances Outstanding
---------------------            ---------------           --------------------
       1-family                        541                   $ 163,082,825
       2-family                          9                       2,895,478
       3-family                          2                         577,937
                                         -                         -------
       Total                            552                  $ 166,556,240

                             SIZES OF MORTGAGE LOANS

Outstanding Principal                                       Aggregate Principal
Balance by Loan Size           Number of Loans             Balances Outstanding
---------- ---------           ---------------             --------------------
$149,999 and Under                    33                     $    2,075,604
$150,000 through $199,999              5                            862,854
$200,000 through $249,999            138                         32,041,453
$250,000 through $299,999            156                         42,797,260
$300,000 through $349,999            117                         37,915,232
$350,000 through $399,999             37                         13,976,437
$400,000 through $449,999             13                          5,572,877
$450,000 through $499,999             20                          9,639,142
$500,000 through $549,999             8                           4,205,244
$550,000 through $599,999             10                          5,784,460
$600,000 through $649,999             5                           3,157,166
$650,000 through $699,999             3                           2,029,928
$700,000 through $749,999             1                             747,385
$750,000 through $799,999             0                                   0
$800,000 through $849,999             0                                   0
$850,000 through $899,999             1                             875,849
$900,000 through $949,999             1                             906,278
$950,000 through $999,999             4                           3,969,071
Total                                552                     $  166,556,240

                        DISTRIBUTION OF MORTGAGE LOANS BY
                                   NOTE RATES

Mortgage Loan                    Number of                Aggregate Principal
 Note Rate                   Mortgage Loans             Balances Outstanding
 ---------                   --------------             --------------------
7.125%  -  7.50%                   17                        $     5,192,222
7.51%  -  8.00%                    137                            42,146,696
8.01%  -  8.50%                    232                            72,237,774
8.51%  -  9.00%                    151                            42,429,436
9.01%  -  9.375%                   15                              4,550,112
----------------
Total                              552                       $   166,556,240



                        DISTRIBUTION OF MORTGAGE LOANS BY
                       LOAN-TO-VALUE RATIOS AT ORIGINATION

                                                           Aggregate Principal
Loan-to-Value Ratio            Number of Loans            Balances Outstanding
-------------------             ---------------           --------------------
65.00% and Below                     78                      $    24,993,306
65.01% - 75.00%                      115                          37,759,053
75.01% - 80.00%                      247                          75,320,258
80.01% - 90.00%                      111                          28,159,428
90.01% - 95.00%                       1                              324,195
Total                                552                     $   166,556,240

            GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES BY STATE


                                                           Aggregate Principal
     State                     Number of Loans            Balances Outstanding
     -----                     ---------------            --------------------
Alabama                               4                      $     1,040,924

Arizona                               2                              517,104

Arkansas                             13                            4,413,162

California                           131                          45,772,220

Colorado                             12                            3,317,273

Connecticut                          30                            9,557,086

District of Columbia                  3                              729,931

Florida                              17                            4,841,242

Georgia                              21                            6,811,713

Hawaii                                2                              778,994

Illinois                             25                            7,123,758

Kansas                                1                              251,777

Kentucky                              1                              252,839

Louisiana                             2                              651,953

Maryland                             15                            4,776,096

Massachusetts                        15                            4,439,534

Michigan                              5                            1,449,017

Minnesota                             2                              552,045

Mississippi                           1                              346,401

Missouri                              1                              247,747

Nevada                                4                            1,348,468

New Hampshire                         2                              472,706

New Jersey                           23                            6,319,199

New Mexico                            5                            1,356,980

New York                             113                          27,634,053

North Carolina                       20                            6,680,519

Ohio                                  3                              848,742

Oregon                                1                              321,598

Pennsylvania                         10                            2,645,177

South Carolina                        4                            1,221,347

Tennessee                             9                            2,846,261

Texas                                13                            4,041,280

Utah                                  3                              744,337

Vermont                               1                              275,079

Virginia                             32                           10,128,895

Washington                            4                            1,184,114

Wisconsin                             1                              388,000

Wyoming                               1                              227,869

Total                                552                     $   166,556,240